UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7, 2008

PERFORMANCE HEALTH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52647	841474432
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

427 Riverview Plaza, Trenton, NJ	08611
(Address of Principal Executive Offices)	(Zip Code)

Our telephone number, including area code:      (609) 656-0800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 7, 2008, Performance Health Technologies, Inc. (the “Company”) is giving two presentations in connection with the Company in New York City.  The presentation material, which discusses the Company’s present business operations, plans and strategy, is attached hereto as Exhibit 99.1.  This Current Report and Exhibit 99.1 hereto are being furnished pursuant to Regulation FD.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits

99.1         Presentation of Performance Health Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date: July 7, 2008	PERFORMANCE HEALTH TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Robert D. Prunetti
Robert D. Prunetti
Chief Executive Officer

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